Annual Report as of December 31, 2001

Letter to Shareholders
February 2002

William M. Ennis President and CEO	Dennis H. Ferro Chief Investment Officer

We are pleased to provide the Evergreen Variable Annuity Trust annual report for the twelve month period ended December 31, 2001.

U.S. Equities Dipped for the Second Year in a Row

The U.S. equity markets were confounded from the very start in 2001. After unusually strong performance in the late 90s, the declines of 2000 were a shock -- surely 2001 would turn things around.

However, by the third Federal Reserve rate cut in March, investors realized that something was seriously wrong. Predictions for earnings growth were slashed throughout the corporate world. The early January consensus forecast for S&P 500 operating earnings growth was 9%. Unfortunately, with each quarterly earnings reporting period filled with disappointing corporate results, profit forecasts were drastically lowered. Average earnings ended the year declining 18%-20%.

The equity markets made an admirable attempt at a recovery during the second quarter, yet continued economic weakness and lowered corporate guidance tightened the vice grip on investors during the summer. Then, the unthinkable happened, and the September 11 tragedy resonated, literally, from Wall Street to Main Street. Any hopes for economic recovery in 2001 were quickly dashed and, upon reopening, the markets plunged.

The quick response of the Fed to provide liquidity and the orderly transition of the financial markets provided investors with a glimmer of hope in the final quarter of the year. Initial success of the United States’ war on terrorism resulted in improved confidence and the equity markets began a remarkable climb. From the lows achieved in late-September, the NASDAQ Composite climbed approximately 40%, followed by the Dow 30 and the S&P 500, each with gains in the 20% range.

All in all, the year proved to be very disappointing for equity investors. Despite the late recovery, the major market averages all declined for the second consecutive year. Few areas were spared, as eight of the ten sectors in the S&P 500 were down. Only consumer discretionary and materials, riding the potential for a positive impact to earnings from the aggressive Fed, managed a gain for the year. While the nineties delivered spectacular returns, the new millennium has proved to be a more challenging period for common stocks, thus far.

The Bond Market Continued a Remarkable Climb

In contrast to poor performance in the equity markets for much of the year, 2001 was another fantastic year for bonds. As the economy slowed and slipped into recession, ratcheting down corporate earnings, investors sought the relative safety of bonds. The Federal Reserve, in an attempt to cushion economic damage, was very aggressive, providing 11 interest rate cuts in twelve months, propelling the bond market higher.

The yield curve steepened dramatically throughout the year in response to Fed action. This steepening was further accentuated by a “flight to quality” following the terrorist attacks of September 11. In fact, by October 30th, the yield on the 2-year Treasury was at a 25-year low. For much of the year, the longer end of the market lagged shorter term Treasuries, as investors -- ever watchful for inflation -- feared that the Fed and Congress were being overly stimulative with interest rates and tax cuts. However, a surprise Halloween announcement from the Treasury Department, suspending 30-year bond issuance, finally brought longer-term rates down as well.

As much as there was good news for bond investors, there were many challenges, as well. As the economy slowed, many companies that had leveraged their balance sheets during the strong economy of the mid-nineties found that declining revenues caused great pressure on their ability to honor their debt

Letter to Shareholders (continued)

obligations. Many well-known companies found their credit ratings diminished and investor concern about their future greatly expanded. As a result, there was an unusually large spread among bond sectors with high quality issues providing the best performance.

Toward the end of 2001, signs of economic recovery triggered a reversal in the bond market. Beginning in November, we got a taste of what a little “good news” can do. While stock market investors celebrated military successes in Afghanistan and an economic recovery ahead, bonds declined. The declines continued in December, washing away earlier hopes for double-digit returns in the bond market for the year.

The past year has reminded all investors that managing risk through different asset classes provides reduced volatility in a period of unstable capital markets.

Diversification Remains Important

An environment like the past twelve months offers many reasons for building a diversified portfolio rather than trying to predict the market’s movements. An exposure to various types of investments should remain an important component of a well-balanced portfolio. It is important that you consult with your financial advisor to develop a strategy that will support your long-term objectives.

Thank you for your continued investment in Evergreen Funds.

Sincerely,

William M. Ennis
President and CEO
Evergreen Investment Company, Inc.

Dennis H. Ferro
Chief Investment Officer
Evergreen Investment Management Company

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Small Cap Value Fund
Fund at a Glance as of December 31, 2001

“If economic growth increases faster than analysts expect,
it could be a good environment for small cap value stocks
as well as the entire small cap universe.”

Portfolio Management

Jordan Alexander, CFA
Tenure: April 1999

PERFORMANCE & RETURNS1

Portfolio Inception Date:	5/1/1998

Average Annual Returns

1 year	18.11%

Since Portfolio Inception	12.73%

12-month income dividends per share	$0.02

12-month capital gain distributions per share	$1.08

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen VA Small Cap Value Fund1 versus a similar investment in the Russell 2000 Value Index (Russell 2000 Value) and the Consumer Price Index (CPI).

The Russell 2000 Value is an unmanaged market index which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Performance includes the reinvestment of income dividends and capital gains distributions.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Smaller capitalization stock investing may offer the potential for greater long- term results, however, it is also generally associated with greater price volatility due to the higher risk of failure.

All data is as of December 31, 2001 and subject to change.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Small Cap Value Fund
Portfolio Manager Interview

How did the fund perform?

The Evergreen VA Small Cap Value Fund had a total return of 18.11% during the twelve-month period ended December 31, 2001, outpacing small cap and small cap value benchmarks as well as its competitive peer group of funds. During the period, the Russell 2000 Value Index returned 14.02%. The average return of small company value portfolios for variable annuities during the twelve months was 13.31%, according to Lipper, Inc., an independent monitor of fund performance.

Portfolio Characteristics
(as of 12/31/2001)

Total Net Assets	$22,515,048

Number of Holdings	151

P/E Ratio	19.1x

What factors most affected performance?

We had good stock selection and a favorable investment environment, as small company and value stocks tended to outperform growth stocks through most of 2001. The fund performed relatively well throughout the year. However after September 11, our emphasis on companies that should benefit from an economic recovery proved particularly rewarding, as investors began to perceive that the economic slump had neared its bottom and the economy might soon begin recovering from recession.

What were your principal strategies during the year?

We focused on small company stocks with reasonable valuations in industries that stood to benefit in an economic recovery. Early in the year, we overweighted sectors such as consumer discretionary and materials. Later, we opportunistically increased our weightings in technology in the immediate aftermath of the September 11 terrorist attacks, when the valuations of many good companies became very inexpensive. At the end of the year, we maintained modest overweightings, compared to the Russell 2000 Value Index, in consumer discretionary and technology stocks, which turned out to be the primary drivers of the fund’s performance.

Top 5 Sectors
(as a percentage of 12/31/2001 net assets)

Financials	20.8%

Consumer Discretionary	20.6%

Industrials	15.9%

Healthcare	12.5%

Information Technology	11.0%

What investments had the greatest positive influence on fund performance?

The top performer for the fund was Network Associates, a turnaround company that gained more than 450% during the period. After an earnings shortfall in late 2000, the stock declined sharply and a new senior management team was recruited. The new managers streamlined product lines and restructured the sales network. We sold our position in the company after its stock became overvalued.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Small Cap Value Fund
Portfolio Manager Interview

Several holdings in the semiconductor capital equipment industry, an industry that often is one of the first to benefit from the effects of an increase in economic growth, also turned in strong performance. Axcelis Technologies, Mattson Technology and Cymer, Inc. all added to the fund’s returns. We had focused on this industry group early in the year, but we added to our positions shortly after September 11 when valuations declined to reasonable levels in relation to the companies’ growth prospects.

Among our consumer discretionary holdings, American Woodmark posted exceptionally strong performance, gaining more than 200% during the year. The company, which manufactures kitchen cabinets, was the beneficiary of a wave of home remodeling helped by lower interest rates.

Ann Taylor, a retailer of women’s fashions, also aided performance in the consumer sector. We initiated our position in the stock in late 2000 when retail stocks had become very depressed. We sold our position in 2001 after the stock performed very well. However, after the stock price declined again in the immediate aftermath of September 11, we reestablished a position, which again performed well through the end of the year.

Pier 1 Imports, a retailer of furniture and household goods also contributed positively. We held the stock throughout the year, but added to our holdings after September 11 when retail stocks came under pressure. Since then, it has continued to perform well, benefiting from consumers’ increased interest in spending on their homes and home furnishings.

Merger and acquisition activity continued to have a positive influence on fund performance. Sensormatic Electronics, a manufacturer of equipment for security labels, appreciated over 70% for the year after its acquisition by Tyco International.

Top 10 Holdings
(as a percentage of 12/31/2001 net assets)

CNF Transportation, Inc.	1.7%

Cambrex Corp.	1.5%

UCAR International, Inc.	1.5%

IVAX Corp.	1.5%

ICN Pharmaceuticals, Inc.	1.4%

Kenneth Cole Productions, Inc.	1.4%

Globespan Virata, Inc.	1.4%

Texas Industries, Inc.	1.4%

Ann Taylor Stores Corp.	1.4%

MacDermid, Inc.	1.3%

What areas detracted from performance?

Our overweight position in healthcare stocks did not help performance. Alpharma Inc., a generic drug manufacturer, was a particular disappointment after its animal health business ran into problems. Partially offsetting some of the healthcare weakness was BergenBrunswig Corp., a pharmaceutical distribution company that merged with Amerisource.

What is your outlook?

We are cautiously optimistic. Small company value stocks have performed very well for the last two years, and it is becoming increasingly difficult to find good companies with attractive stock valuations. However, small company stocks have historically benefited from economic recoveries. If economic growth increases faster than analysts expect, it could be a good environment for small

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Small Cap Value Fund
Portfolio Manager Interview

cap value stocks as well as the entire small cap universe. Several factors favor such a solid recovery. As the result of the aggressive monetary easing by the Federal Reserve Board, the costs of borrowing are very low. Meanwhile, energy prices have declined and the economy is benefiting from higher government spending and lower taxes. In addition, corporations have drawn down their business inventories, which indicates that they probably will soon have to increase their production to replenish their inventories. All these factors give us reason to be encouraged.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Small Cap Value Fund
Financial Highlights
(For a share outstanding throughout each period)

	Year Ended December 31,
	2001	2000	1999	1998 (a) #

Net asset value, beginning of period	$11.70	$10.14	$9.58	$10.00

Income from investment operations

Net investment income	0.02	0.08	0.13	0.15

Net realized and unrealized gains or losses on securities	1.98	1.99	1.02	(0.45)

Total from investment operations	2.00	2.07	1.15	(0.30)

Distributions to shareholders from

Net investment income	(0.02)	(0.10)	(0.13)	(0.11)

Net realized gains	(1.08)	(0.41)	(0.46)	(0.01)

Total distributions to shareholders	(1.10)	(0.51)	(0.59)	(0.12)

Net asset value, end of period	$12.60	$11.70	$10.14	$9.58

Total return*	18.11%	20.71%	12.07%	(2.86%)

Ratios and supplemental data

Net assets, end of period (thousands)	$22,515	$10,400	$4,958	$2,282

Ratios to average net assets
Expenses‡	1.00%	1.02%	1.01%	1.02%†

Net investment income	0.29%	1.01%	1.69%	2.49%†

Portfolio turnover rate	81%	82%	65%	16%

(a)For the period from May 1, 1998 (commencement of operations) to December 31, 1998.

*Total return does not reflect charges attributable to your insurance company’s separate account.

†Annualized.

‡The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

#Net investment income is based on average shares outstanding during the period.

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Small Cap Value Fund
Schedule of Investments
December 31, 2001

	Shares	Value

COMMON STOCKS - 97.9%
CONSUMER DISCRETIONARY - 20.6%
Auto Components - 2.1%
American Axle & Manufacturing Holdings, Inc. *	3,851	$82,335
Arvinmeritor, Inc.	7,200	141,408
Autoliv, Inc.	12,100	245,751
469,494
Hotels, Restaurants & Leisure - 2.1%
Buca, Inc. *	7,600	123,196
Jack In The Box, Inc. *	5,800	159,732
Orient Express Hotels, Ltd., Class A *	3,833	69,377
Prime Hospitality Corp. *	11,759	129,937
482,242
Household Durables - 1.4%
Furniture Brands International, Inc. *	7,600	243,352
Industrie Natuzzi SpA, ADR	5,300	77,592
320,944
Leisure Equipment & Products - 2.2%
Brunswick Corp.	3,000	65,280
Callaway Golf Co.	13,300	254,695
National RV Holdings, Inc. *	18,100	177,380
497,355
Media - 3.3%
Advanced Marketing Services, Inc.	4,500	82,125
Beasley Broadcast Group, Inc., Class A *	4,500	58,545
Emmis Broadcasting Corp., Class A *	10,700	252,948
Speedway Motorsports, Inc. *	4,800	121,344
Valassis Communications, Inc. *	4,000	142,480
World Wrestling Federation Entertainment, Inc., Class A *	6,800	89,420
746,862
Specialty Retail - 6.7%
Abercrombie & Fitch Co., Class A *	8,100	214,893
Ann Taylor Stores Corp. *	8,700	304,500
Haverty Furniture Companies, Inc.	5,500	91,025
Kenneth Cole Productions, Inc., Class A *	17,800	315,060
Linens 'n Things, Inc. *	7,200	183,600
Pier 1 Imports, Inc.	14,400	249,696
Zale Corp. *	3,300	138,204
1,496,978
Textiles & Apparel - 2.8%
Nautica Enterprises, Inc. *	7,700	98,483
Reebok International, Ltd. *	8,700	230,550
Russell Corp.	4,000	60,040
Steve Madden, Ltd. *	9,300	130,851
Tommy Hilfiger Corp. *	8,500	116,875
636,799

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Small Cap Value Fund
Schedule of Investments (continued)
December 31, 2001

	Shares	Value

COMMON STOCKS - continued
CONSUMER STAPLES - 3.4%
Beverages - 0.6%
Adolph Coors Co.	2,600	$138,840
Food & Drug Retailing - 0.6%
Longs Drug Stores Corp.	5,800	135,604
Food Products - 2.2%
Corn Products International, Inc.	3,400	119,850
Hain Celestial Group, Inc. *	7,500	205,950
International Multifoods Corp.	3,700	88,430
Sensient Technology Corp.	3,900	81,159
495,389
ENERGY - 2.2%
Energy Equipment & Services - 1.1%
Pride International, Inc. *	4,700	70,970
Veritas DGC, Inc. *	9,900	183,150
254,120
Oil & Gas - 1.1%
Newfield Exploration Co. *	900	31,959
St. Mary Land & Exploration Co.	2,400	50,856
Stone Energy Corp. *	1,100	43,450
XTO Energy, Inc.	7,200	126,000
252,265
FINANCIALS - 20.8%
Banks - 8.6%
Banknorth Group, Inc.	7,900	177,908
Britton & Koontz Capital Corp.	1,800	27,135
City National Corp.	2,600	121,810
Civic Bancorp *	1,610	32,683
Columbia Banking Systems, Inc. *	5,731	74,790
Compass Bancshares, Inc.	5,900	166,970
Cullen/Frost Bankers, Inc.	8,100	250,128
East West Bancorp, Inc.	7,710	198,532
First Oak Brook Bancshares, Inc., Class A	4,000	96,600
First State Bancorp	8,500	181,050
Firstfed Financial Corp. *	3,100	79,453
Granite State Bankshares, Inc.	9,800	231,280
Mid-State Bancshares	12,400	201,872
Prosperity Bancshares, Inc.	900	24,291
Roslyn Bancorp, Inc.	1,799	31,482
Washington Trust Bancorp, Inc.	2,000	38,000
1,933,984
Diversified Financials - 3.6%
McGrath Rentcorp	2,500	93,800
Phoenix Companies, Inc. *	13,800	255,300
Raymond James Financial, Inc.	4,300	152,736
Waddell & Reed Financial, Inc., Class A	9,300	299,460
801,296

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Small Cap Value Fund
Schedule of Investments (continued)
December 31, 2001

	Shares	Value

COMMON STOCKS - continued
FINANCIALS -continued
Insurance - 5.1%
Alfa Corp.	500	$11,220
Harleysville Group, Inc.	5,200	124,228
Horace Mann Educators Corp.	8,100	171,882
Landamerica Financial Group, Inc.	5,900	169,330
Max Re Capital, Ltd.	8,400	131,544
Mutual Risk Management, Ltd.	11,000	80,300
Odyssey Holdings Corp.	14,800	261,960
PMA Capital Corp.	9,400	181,420
Willis Group Holdings, Ltd. *	600	14,130
1,146,014
Real Estate - 3.5%
AMB Property Corp. REIT	5,100	132,600
Brandywine Realty Trust REIT	4,400	92,708
Host Marriott Corp. REIT	16,400	147,600
Liberty Property Trust REIT	3,300	98,505
Prentiss Properties Trust REIT	2,800	76,860
Reckson Association Reality Corp. REIT	7,100	165,856
SL Green Realty Corp. REIT	2,600	79,846
793,975
HEALTH CARE - 12.3%
Health Care Equipment & Supplies - 2.1%
Exactech, Inc. *	2,000	33,200
KV Pharmaceutical Co.	750	24,345
KV Pharmaceutical Co., Class A	1,900	56,050
Noven Pharmaceuticals, Inc. *	11,400	202,350
PSS World Medical, Inc., *	17,900	146,064
462,009
Health Care Providers & Services - 5.4%
Apria Healthcare Group, Inc. *	10,500	262,395
Axcan Pharma, Inc. *	14,289	202,904
Health Net, Inc. *	8,700	189,486
Henry Schein, Inc. *	3,400	125,902
Owens & Minor, Inc.	1,600	29,600
Quintiles Transnational Corp. *	12,400	199,020
Sybron Dental Specialties, Inc. *	6,100	131,638
Triad Hospitals, Inc. *	2,700	79,245
1,220,190
Pharmaceuticals - 4.8%
Alpharma, Inc., Class A	8,252	218,265
ICN Pharmaceuticals, Inc.	9,582	320,997
IVAX Corp. *	16,300	328,282
Watson Pharmaceuticals, Inc. *	6,900	216,591
1,084,135
INDUSTRIALS - 15.9%
Aerospace & Defense - 2.1%
Gencorp, Inc.	6,700	94,537
Teledyne Technologies, Inc. *	8,300	135,207
United Defense Industries, Inc. *	11,525	242,601
472,345

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Small Cap Value Fund
Schedule of Investments (continued)
December 31, 2001

	Shares	Value

COMMON STOCKS - continued
INDUSTRIALS - continued
Air Freight & Couriers - 1.7%
CNF Transportation, Inc.	11,600	$389,180
Building Products - 1.2%
LSI Industries, Inc.	6,000	104,400
Steel Dynamics, Inc. *	13,300	154,413
258,813
Commercial Services & Supplies - 1.7%
NCI Building Systems, Inc. *	4,000	70,800
Pittston Brink’s Group	6,100	134,810
Stewart Enterprises, Inc., Class A *	28,100	168,319
373,929
Construction & Engineering - 0.4%
MDC Holdings, Inc.	2,409	91,036
Electrical Equipment - 2.4%
Artesyn Technologies, Inc. *	16,500	153,615
Baldor Electric Co.	2,700	56,430
UCAR International, Inc. *	30,800	329,560
539,605
Machinery - 3.8%
AGCO Corp.	17,100	269,838
Applied Industrial Technologies, Inc.	2,800	52,220
Astec Industries, Inc. *	8,700	125,802
Flowserve Corp. *	3,900	103,779
Idex Corp.	1,900	65,550
JLG Industries, Inc.	6,300	67,095
Manitowoc Co., Inc.	2,200	68,420
Terex Corp. *	5,700	99,978
852,682
Marine - 0.2%
UTI Worldwide, Inc. *	2,700	52,839
Road & Rail - 2.4%
JB Hunt Transportation Services, Inc. *	9,400	218,080
Kansas City Southern Industries, Inc. *	3,100	43,803
Swift Transportation, Inc. *	4,700	101,097
Wabtec	14,600	179,580
542,560
INFORMATION TECHNOLOGY - 11.0%
Communications Equipment - 1.8%
Ditech Communications Corp. *	15,400	92,708
Globespan Virata, Inc. *	23,868	309,091
401,799
Electronic Equipment & Instruments - 1.3%
Manufacturers Services, Ltd. *	17,800	111,250
Park Electrochemical Corp.	1,300	34,320
Varian, Inc. *	4,400	142,736
288,306

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Small Cap Value Fund
Schedule of Investments (continued)
December 31, 2001

	Shares	Value

COMMON STOCKS - continued
INFORMATION TECHNOLOGY - continued
IT Consulting & Services - 0.8%
Transaction Systems Architects, Inc., Class A *	14,500	$177,770
Semiconductor Equipment & Products - 4.9%
Advanced Energy Industries, Inc. *	8,300	221,112
Axcelis Technologies, Inc. *	13,100	168,859
Cymer, Inc. *	5,200	138,996
Cypress Semiconductor Corp. *	8,300	165,419
Mattson Technology, Inc. *	22,700	199,987
Ultratech Stepper, Inc. *	13,300	219,716
1,114,089
Software - 2.2%
Answerthink Consulting Group *	33,600	219,408
FileNet Corp. *	14,000	284,060
503,468
MATERIALS - 10.0%
Chemicals - 7.3%
Cambrex Corp.	7,800	340,080
Crompton Corp.	16,200	145,800
Cytec Industries, Inc. *	3,700	99,900
IMC Global, Inc.	15,200	197,600
MacDermid, Inc.	17,800	301,710
Olin Corp.	12,400	200,136
Solutia, Inc.	11,400	159,828
Wellman, Inc.	12,300	190,527
1,635,581
Construction Materials - 1.4%
Texas Industries, Inc.	8,300	306,270
Metals & Mining - 0.7%
AK Steel Holding Corp.	14,800	168,424
Paper & Forest Products - 0.6%
Louisiana Pacific Corp.	16,700	140,948
TELECOMMUNICATION SERVICES - 0.2%
Diversified Telecommunication Services - 0.2%
Hickory Technology Corp.	2,200	37,290
UTILITIES - 1.5%
Electric Utilities - 1.3%
El Paso Electric Co. *	8,800	127,600
Wisconsin Energy Corp.	7,100	160,176
287,776
Gas Utilities - 0.2%
Chesapeake Utilities Corp.	2,400	47,520
Total Common Stocks		22,050,725

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Small Cap Value Fund
Schedule of Investments (continued)
December 31, 2001

	Principal Amount	Value

CONVERTIBLE DEBENTURES - 0.2%
HEALTH CARE - 0.2%
Pharmaceuticals - 0.2%
Alpharma, Inc., 5.75%, 04/01/2005 144A	$40,000	$42,250

	Shares	Value

SHORT-TERM INVESTMENTS - 5.6%
MUTUAL FUND SHARES - 5.6%
Evergreen Institutional Money Market Fund (o)	1,259,214	1,259,214
Total Investments - (cost $21,006,275) - 103.7%		23,352,189
Other Assets and Liabilities - (3.7%)		(837,141)
Net Assets - 100.0%		$22,515,048

144A	Security that may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees.
*	Non-income producing security.
(o)	The advisor of the Fund and the advisor of the money market fund are each a subsidiary of Wachovia Corporation.

Summary of Abbreviations
ADR	American Depository Receipt
REIT	Real Estate Investment Trust

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Small Cap Value Fund
Statement of Assets and Liabilities
December 31, 2001

Assets
Identified cost of securities	$21,006,275
Net unrealized gains on securities	2,345,914

Market value of securities	23,352,189
Receivable for securities sold	85,304
Receivable for Fund shares sold	46,932
Dividends and interest receivable	20,601
Receivable from investment advisor	8,948
Total assets	23,513,974

Liabilities

Payable for securities purchased	992,481
Due to other related parties	123
Accrued expenses and other liabilities	6,322

Total liabilities	998,926

Net assets	$22,515,048

Net assets represented by
Paid-in capital	$19,989,724
Accumulated net realized gains on securities	179,410
Net unrealized gains on securities	2,345,914

Total net assets	$22,515,048

Shares outstanding	1,786,853

Net asset value per share	$12.60

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Small Cap Value Fund
Statement of Operations
Year Ended December 31, 2001

Investment income
Dividends (net of foreign witholding taxes of $275)	$148,237
Interest	46,674

Total investment income	194,911

Expenses
Advisory fee	131,882
Administrative services fees	15,159
Transfer agent fee	378
Trustees’ fees and expenses	305
Printing and postage expenses	2,497
Custodian fee	4,109
Professional fees	8,243
Other	114

Total expenses	162,687
Less: Expense reductions	(496)
Fee waivers	(10,602)

Net expenses	151,589

Net investment income	43,322

Net realized and unrealized gains on securities
Net realized gains on securities	1,644,751

Net change in unrealized gains or losses on securities	1,155,318

Net realized and unrealized gains on securities	2,800,069

Net increase in net assets resulting from operations	$2,843,391

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Small Cap Value Fund
Statement of Changes in Net Assets

	Year Ended December 31,
	2001	2000

Operations
Net investment income	$43,322	$73,156
Net realized gains on securities	1,644,751	591,520
Net change in unrealized gains or losses on securities	1,155,318	895,638

Net increase in net assets resulting from operations	2,843,391	1,560,314

Distributions to shareholders from
Net investment income	(40,259)	(84,516)
Net realized gains	(1,602,946)	(335,536)

Total distributions to shareholders	(1,643,205)	(420,052)

Capital share transactions
Proceeds from shares sold	10,825,389	4,216,763
Payment for shares redeemed	(1,553,327)	(335,836)
Net asset value of shares issued in reinvestment of distributions	1,643,246	420,113

Net increase in net assets resulting from capital share transactions	10,915,308	4,301,040

Total increase in net assets	12,115,494	5,441,302
Net assets
Beginning of period	10,399,554	4,958,252

End of period	$22,515,048	$10,399,554

Undistributed net investment income	$0	$0

Other Information:
Share increase (decrease)
Shares sold	889,209	392,685
Shares redeemed	(133,754)	(31,132)
Shares issued in reinvestment of distributions	142,615	38,055

Net increase in shares	898,070	399,608

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Small Cap Value Fund
Notes to Financial Statements

1. ORGANIZATION

The Evergreen VA Small Cap Value Fund (the “Fund”) is a diversified series of Evergreen Variable Annuity Trust (the “Trust”), a Delaware business trust organized on December 23, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. Valuation of Investments

Listed equity securities are valued at the last sale price reported on the national securities exchange, where the securities are principally traded.

Securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices.

Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investment or securities with similar characteristics.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

B. Security Transactions and Investment Income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums relating to fixed-income securities held by the Fund. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

C. Federal Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

D. Distributions

Distributions to shareholders from net investment income and net realized gains are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Small Cap Value Fund
Notes to Financial Statements (continued)

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly owned subsidiary of Wachovia Corporation (formerly, First Union Corporation), is the investment advisor to the Fund and is paid a management fee that is calculated and paid daily. The management fee is computed at a rate of 0.87% of the average daily net assets of the Fund.

During the year ended December 31, 2001, the amount of investment advisory fees waived by the investment advisor was $10,602. The impact on the Fund’s expense ratio represented as a percentage of its average daily net assets was 0.07%.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly owned subsidiary of Wachovia Corporation, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an administrative fee of 0.10% of the Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly owned subsidiary of Wachovia Corporation, is the transfer and dividend disbursing agent for the Fund.

Officers of the Fund and affiliated Trustees receive no compensation directly from the Fund.

4. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $21,122,783 and $11,518,867, respectively, for the year ended December 31, 2001.

On December 31, 2001, the aggregate cost of securities for federal income tax purposes was $21,053,965. The gross unrealized appreciation and depreciation on securities based on tax cost was $2,930,132 and $631,908, respectively, with a net unrealized appreciation of $2,298,224.

5. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and its custodian, a portion of the fund expenses have been reduced. The Fund received $496 in expense reductions. The impact of the total expense reductions on the Fund’s expense ratio represented as a percentage of its average net assets was 0.00%.

6. DEFERRED TRUSTEES’ FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

7. FINANCING AGREEMENT

The Fund and certain other Evergreen Funds share in a $725 million unsecured revolving credit commitment to temporarily finance the purchase or sale of securities for prompt delivery, including funding redemption of their shares, as permitted by each Fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the Funds are charged an annual commitment fee of 0.10% of the unused balance, which is allocated pro rata. For its assistance in arranging the financing agreement, First Union Securities, Inc. was paid a one-time arrangement fee of $150,000, which was charged to the Funds and also allocated pro rata.

During the year ended December 31, 2001, the Fund had no borrowings under this agreement.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Small Cap Value Fund
Notes to Financial Statements (continued)

8. CHANGE IN ACCOUNTING PRINCIPLE

As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, which amends certain accounting practices and disclosures, including amortization of premiums and accretion of discounts. Accordingly, the Fund began amortizing premium and accreting discount on all fixed-income securities. Prior to January 1, 2001, the Fund did not amortize premiums or accrete discounts on fixed-income securities. The Fund held no fixed-income securities prior to January 1, 2001 nor during the current reporting period and as a result adopting the accounting change has no impact to current year financial statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Small Cap Value Fund
Independent Auditors’ Report

Board of Trustees and Shareholders
Evergreen VA Small Cap Value Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of Evergreen VA Small Cap Value Fund as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Evergreen VA Small Cap Value Fund as of December 31, 2001, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
February 1, 2002

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Small Cap Value Fund
Additional Information (unaudited)

FEDERAL TAX STATUS OF DISTRIBUTIONS

Pursuant to section 852 of the Internal Revenue Code, the Fund has designated $572,622, or $0.411 per share, as long-term capital gain distributions for the year ended December 31, 2001.

For corporate shareholders, 8.11% of ordinary income dividends paid during the fiscal year ended December 31, 2001 qualified for the dividends received deduction.

This page left intentionally blank

This page left intentionally blank

This page left intentionally blank

Board of Trustees
Name	Position with Trust	Term of Office	Principal Occupations for Last Five Years	Number of Portfolios Overseen in Evergreen Funds complex	Other Directorships held outside of Evergreen Funds complex

Charles A. Austin III 200 Berkeley Street Boston, MA 02116 Age: 66	Trustee	1991	Investment Counselor with Appleton Partners, Inc. (investment advice); former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Director, Health Development Corp. (fitness-wellness centers); The Francis Ouimet Society.	105	None

K. Dun Gifford 200 Berkeley Street Boston, MA 02116 Age: 62	Trustee	1974	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; former Managing Partner, Roscommon Capital Corp.; former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); former Chairman, Gifford, Drescher & Associates (environmental consulting).	105	None

Leroy Keith, Jr. 200 Berkeley Street Boston, MA 02116 Age: 62	Trustee	1983	Partner, Stonington Partners (private investment firm); Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; and former President, Morehouse College.	105	Director of Phoenix Total Return Fund; Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund and The Phoenix Big Edge Series Fund.

Gerald M. McDonnell 200 Berkeley Street Boston, MA 02116 Age: 62	Trustee	1988	Sales and Marketing Management with SMI-STEEL - South Carolina (steel producer); former Sales and Marketing Management with Nucor Steel Company.	105	None

Thomas L. McVerry 200 Berkeley Street Boston, MA 02116 Age: 62	Trustee	1993	Former Vice President and Director of Rexham Corporation (manufacturing); and Director of Carolina Cooperative Credit Union.	105	None

William Walt Pettit 200 Berkeley Street Boston, MA 02116 Age: 46	Trustee	1984	Partner and Vice President in the law firm of Kellam & Pettit, P.A	105	None

David M. Richardson 200 Berkeley Street Boston, MA 02116 Age: 60	Trustee	1982	President, Richardson, Runden & Company (new business development/consulting company); Managing Director, Kennedy Information, Inc (executive recruitment information and research company); former Vice Chairman, DHR International, Inc. (executive recruitment); former Senior Vice President, Boyden International Inc. (executive recruitment); Trustee, 411 Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); and Columnist, Commerce and Industry Association of New Jersey.	105	None

Russell A. Salton, III MD 200 Berkeley Street Boston, MA 02116 Age: 54	Trustee	1984	Medical Director, Healthcare Resource Associates, Inc.; former Medical Director, U.S. Health Care/Aetna Health Services; former Managed Health Care Consultant; and former President, Primary Physician Care.	105	None

Michael S. Scofield 200 Berkeley Street Boston, MA 02116 Age: 58	Trustee	1984	Attorney, Law Offices of Michael S. Scofield.	105	None

Richard J. Shima 200 Berkeley Street Boston, MA 02116 Age: 62	Trustee	1993	Independent Consultant; former Chairman, Environmental Warranty, Inc. (insurance agency); former Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Director of Hartford Hospital, Old State House Association; former Director of Enhance Financial Services, Inc.; former Director of CTG Resources, Inc. (natural gas); former Director Middlesex Mutual Assurance Company; former Chairman, Board of Trustees, Hartford Graduate Center; Trustee, Greater Hartford YMCA.	105	None

Richard K. Wagoner, CFA* 200 Berkeley Street Boston, MA 02116 Age: 63	Trustee	1999	Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; former consultant to the Board of Trustees of the Evergreen Funds; former member, New York Stock Exchange; member, North Carolina Securities Traders Association; member, Financial Analysts Society.	105	None

* Mr. Wagoner is an “interested person” of the funds because of his ownership of shares in Wachovia Corporation (formerly First Union Corporation), the parent to the funds’ investment advisor.

Additional information about the funds’ Board of Trustees can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling (800) 343-2898.

Variable Annuities
NOT FDIC INSURED	May lose value No bank guarantee
Evergreen Investment Services, Inc.
58913	560864 12/01